Exhibit 10.13

STANDARD SHORT FORM AGREEMENT BETWEEN
PROJECT OWNER AND SYSTEM SUPPLIER

This Agreement is made this 6 day of JULY in the year 2009, by and between the

PROJECT OWNER:	Team Solar, Inc.
5000 Bailey Loop McCIellan CA 95652

and the SYSTEM SUPPLIER:

ENVISION SOLAR INTERNATIONAL, INC.
4225 Executive Square, Suite
1000 LaJolla, CA 92037

for services in connection with the WORK:

Solar Design & Engineering; PV Support Foundations; PV Support Steel Detailing, Fabrication, & Erection; Prefmished Tapered Metal Beam Wraps; and PV Module Installation.

for the following PROJECT: California State University - Bakersfield located at the PROJECT SITE: Bakersfield, CA

and for which the PROJECT NUMBER is: CA-08-0041

1.   THE WORK System Supplier shall perform all required design, engineering, construction administration and management services and furnish and install all required material and equipment to complete the scope of work. The System Supplier shall use its best efforts to perform the Work in an expeditious manner consistent the direction of the Project Owner and the Contract Documents applicable to System Supplier's scope of work. System Supplier shall provide all labor, equipment and services necessary to complete the Work, as described in Exhibit A, all of which shall be provided in full accord with the direction of the Project Owner, or when applicable, reasonably inferable from the Contract Documents as being necessary to produce the indicated results. All on-site construction work shall be performed by a licensed California Contractor.

2.   CONTRACT PRICE As full compensation for performance by System Supplier of the Work, Project Owner shall pay System Supplier the lump sum price of one million, three hundred thirty six thousand, four hundred eighty four dollars ($1,336,484.00). The lump sum price is hereinafter referred to as the Contract Price, which shall be subject to increase or decrease as provided in this Agreement.

3.   EXHIBITS The following Exhibits are incorporated by reference and made part of this Agreement:

l.	Exhibit 'A' -	Contract Documents
2.	Exhibit 'B' -	Scope of Work
3.	Exhibit 'C' -	Progress Schedule, Milestones, & Liquidated Damages
4.	Exhibit 'D' -	Payment Form with Schedule of Values
5.	Exhibit 'E' -	Insurance Requirements
6.	Exhibit 'F' -	Interim and Final Lien Wavers
7.	Exhibit 'G' -	Add Alternates - NOT USED
8.	Exhibit 'H' -	Unit Prices-NOT USED
9.	Exhibit 'T' -	Change Order Form
10.	Exhibit 'T'-	Not Used
11.	Exhibit 'K'-	List of Owner Furnished Material & Equipment
12.	Exhibit 'L'-	Warrantee Requirements

4.    SYSTEM SUPPLIER'S RESPONSIBILITIES It is understood and agreed that the System Supplier will provide direction to the designated representative of the System Supplier. The System Supplier shall be responsible for supervision and coordination of the Work, including the construction means, methods, techniques, sequences and procedures utilized, unless the Contract Documents give other specific instructions.

4.1 All permits and fees shall be the responsibility of the Project Owner pursuant to this Agreement, except as detailed in Exhibit B.

4.2 The Project Owner shall be responsible for all applicable taxes, including the Work provided by System Supplier.

4.3 In the event that Project Owner elects to perform work at the Project Site directly or by others retained by Project Owner, System Supplier and Project Owner shall coordinate the activities of all forces at the Project Site and shall agree upon fair and reasonable schedules and operational procedures for Project Site activities. Project Owner shall require each separate contractor to cooperate with System Supplier and assist with the coordination of activities and the review of construction schedules and operations. The Contract Price and Contract Time shall be equitably adjusted, as mutually agreed by the parties, for changes made necessaiy by the coordination of construction activities, and the construction schedule shall be revised accordingly.

4.4 In order to facilitate its responsibilities for completion of the Work in accordance with and as reasonably inferable from the Contract Documents, prior to commencing the Work, System Supplier shall examine and compare the drawings and specifications with information furnished by Project Owner; relevant field measurements made by System Supplier; and any visible conditions at the Project Site affecting the Work. Notwithstanding the foregoing, System Supplier shall have no responsibility for the design errors, omissions, or inconsistencies of Project Owner, Project Company or any other 3rd parties for whom System Supplier is not liable.

4,5 WARRANTY

4.5.1 The Work shall be executed in accordance with the Contract Documents in a workmanlike manner. In the event the System Supplier's Work is modified to include work beyond a time & material basis, the System Supplier warrants that all materials and equipment shall be new, of good quality, in conformance with the Contract Documents, and free from defective workmanship and materials. In such a case, the System Supplier's warranty does not include remedies for defects or damages caused by normal wear and tear during normal usage, use for a purpose for which the Project was not intended, improper or insufficient maintenance, modifications performed by Project Owner or others retained by Project Owner, or abuse. System Suppliers' warranty shall commence upon Final Acceptance of the Work by the Project Owner and continue for a period of 1 year thereafter. No other warranties, express nor implied, are provided by System Supplier; provided, System Supplier hereby assigns to Project Owner all specific written warranties provided by System Suppliers, vendors, and manufacturers and all such specific warranties shall continue as noted therein.

4.6 SAFETY As between Project Owner and System Supplier, System Supplier shall have overall responsibility for safety precautions and programs in the performance of the Work by System Supplier and its lower tiers, except that System Supplier's System Suppliers shall also be responsible for the safety of persons or property in the performance of their work, and for compliance with the provisions of applicable laws and regulations. System Supplier shall seek to avoid injury, loss or damage to persons or property by taking reasonable steps to protect its employees and other persons at the Project Site; materials and equipment stored at on-site or off-site locations for use in the Work; and property located at the site and adjacent to Work areas, whether or not the property is part of the Work.

4.7 HAZARDOUS MATERIALS A Hazardous Material is any substance or material identified now or in the future as hazardous under any federal, state or local law or regulation, or any other substance or material which may be considered hazardous or otherwise subject to statutory or regulatory requirement governing handling, disposal and/or clean-up. System Supplier shall not be obligated to commence or continue work until any Hazardous Material discovered at the Project Site has been removed, or rendered or determined to be harmless by Project Owner as certified by an independent testing laboratory and approved by the appropriate government agency. If System Supplier incurs additional costs and/or is delayed due to the presence or remediation of Hazardous Material, System Supplier shall be entitled to an equitable adjustment in the Contract Price and/or the Contract Time.

4.8 MATERIALS BROUGHT TO THE WORKSITE System Supplier shall be responsible for the proper delivery, handling, application, storage, removal and disposal of all materials and substances brought to the Project Site by System Supplier in accordance with the Contract Documents and used or consumed in the performance of the Work.

4.9 SUBMITTALS In the event that the System Supplier's Work is expanded, the System Supplier shall submit to Project Owner for review and approval all shop drawings, samples, product data and similar submittals as may be required by either this Agreement or the Contract Documents. System Supplier shall be responsible to Project Owner for the accuracy and conformity of its submittals to the Contract Documents. System Supplier shall prepare and deliver its submittals to Project Owner in a manner consistent with the Progress Schedule of the Work and in such time and sequence so as not to delay the performance of the Work or the work of Project Owner and others retained by Project Owner. When System Supplier delivers its submittals to Project Owner, System Supplier shall identify in writing for each submittal all changes, deviations or substitutions from either the requirements of this Agreement or the Contract Documents. The approval of any System Supplier submittal shall not be deemed to authorize deviations, substitutions or changes in the requirements of the Contact Documents unless express written approval is obtained from Project Owner specifically authorizing such deviation, substitution or change. Further, Project Owner shall not make any change, deviation or substitution through the submittal process without specifically identifying and authorizing such deviation to System Supplier. Project Owner shall be responsible for review and approval of submittals with reasonable promptness (3 business days) to avoid causing delay. System Supplier shall perform all Work strictly in accordance with approved submittals. Project Owner's approval does not relieve System Supplier from responsibility for Defective Work resulting from errors or omissions of any kind within the approved submittals.

4.10 SITE CONDITIONS If the conditions at the Project Site are (a) subsurface or other physical conditions which are materially different from those indicated in the Contract Documents, or (b) unusual or unknown physical conditions which are materially different from conditions ordinarily encountered and generally recognized as inherent in Work provided for in the Contract Documents, System Supplier shall stop Work and give written notice of the condition to Project Owner as soon as possible upon recognition of the condition. System Supplier shall not be required to perform any work relating to the unknown condition without the written mutual agreement of the parties. Any change in the Contract Price and/or Contract Time as a result of the unknown condition shall be made by Change Order.

4.11 CUTTING, FITTING AND PATCHING System Supplier shall perform cutting, fitting and patching necessary to coordinate the various parts of the Work and to prepare its Work for the work of Project Owner or others retained by Project Owner.

4.12 CLEANING UP System Supplier shall regularly remove debris and waste materials at the Project Site resulting from System Supplier's Work. Prior to discontinuing Work in an area, System Supplier shall clean the area and remove all rubbish and its construction equipment, tools, machinery, waste and surplus materials. System Supplier shall minimize and confine dust and debris resulting from construction activities. At the completion of the Work, System Supplier shall remove and dispose in a lawful manner from the Project Site all construction equipment, tools, surplus materials, waste materials (excluding Hazardous Materials) and debris,

5.            PROJECT OWNER'S RESPONSIBILITIES Any information or services to be provided by Project Owner shall be provided in a timely manner (two (2) business days) so as not to delay the Work.

5.1WORKSITE INFORMATION Project Owner shall provide at Project Owner's expense and with reasonable promptness the following;

.1 information describing the physical characteristics of the site, including surveys, site evaluations, legal descriptions, data or drawings depicting existing conditions;
.2 subsurface reports may be provided by Project Owner; it is understood and agreed that such subsurface reports are provided for information only, Project Owner makes no warranty as to the accuracy and reliability of such reports; and
.3 any other information or services requested in writing by System Supplier that are relevant to System Supplier's performance of the Work and under Project Owner's control.

5.2 EVIDENCE OF ABILITY TO PAY Upon written request by the System Supplier the Project Owner shall provide to System Supplier reasonable evidence of Project Owner's ability to pay System Supplier for the Work
(i.e. tax equity financing, bank financing, other).

6.   SUBCONTRACTS Work not performed by System Supplier with its own forces shall be performed by System Suppliers. System Supplier agrees to bind eveiy System Supplier and material supplier (and require every System Supplier to so bind its System Suppliers and material suppliers) to all the provisions of this Agreement and the Contract Documents as they apply to the System Supplier's and material supplier's portions of the Work.

7.   CONTRACT TIME

7.1 DATE OF COMMENCEMENT Unless otherwise agreed in writing the date of this agreement shall serve as the Date of Commencement of Work, unless, as to those permits which are not the responsibility of System Supplier, Project Owner has not obtained all permits and approvals necessary for System Supplier to commence the Work.

7.2 TIME The Contract Time shall be measured from the date of commencement. The Contractor shall achieve Substantial Completion of the entire Work not later than 79 calendar days from the date of commencement of construction, subject to adjustments of this Contract Time as provided in the Contract Documents. This shall also be in accordance with the schedule and required interim milestones as indicated in Exhibit 'C - Progress Schedule, Milestones & Liquidated Damages, attached to this contract.

8.   SCHEDULE OF THE WORK: See Exhibit C.

9.DELAYS AND EXTENSIONS OF TIME: If the System Supplier is delayed at any time in the commencement or progress of the Work by an act or neglect of the Project Owner or any 3rd party for whom System Supplier is not responsible (i.e., other than System Supplier's System Suppliers, suppliers, agents, employees), or by changes ordered in the Work, or by labor disputes, fire, unusual delay in deliveries, unavoidable casualties or other causes beyond the System Supplier's control, or by delay authorized by the Project Owner, then the Contract Time and Contract Price shall be equitably adjusted. The Project Owners determination of merit and notice to the System Supplier on Claims for extension of time shall not be unreasonably withheld by Project Owner.

10.          ALLOWANCES: Not Applicable.

11.          CHANGES

11.1 System Supplier may request and/or Project Owner may order changes in the Work or the timing or sequencing of performance of the Work that impacts the Contract Price or the Contract Time. All such changes in the Work that affect Contract Time or Contract Price shall be formalized in a Change Order, to be approved by Project Owner.

11.2 Project Owner and System Supplier shall negotiate in good faith an appropriate adjustment to the Contract Price and/or the Contract Time and shall conclude these negotiations as expeditiously as possible. Acceptance of the Change Order and any adjustment in the Contract Price and/or Contract Time shall not be unreasonably withheld.

11.3 COST OR CREDIT DETERMINATION

11.2.3.1 An increase or decrease in the Contract Price and/or the Contract Time resulting from a change in the Work shall be determined by one or more of the following methods:

.1 unit prices set forth in this Agreement or as subsequently agreed;
.2 a mutually accepted, itemized lump sum;
.3 costs calculated on a basis agreed upon by Project Owner and System Supplier plus a fee (either a lump sum or a fee based on a percentage of cost) to which they agree; or .4 by the method provided below:

11.4 It is understood and agreed that only the net amount of any Change Order will be subject to the System Supplier Fee of fifteen (15) percent. System Supplier Fee will be all inclusive of all direct and indirect field overhead and supervision; all corporate overhead; all insurances; all material markups; and all profit.

11.5 PERFORMANCE OF CHANGED WORK System Supplier shall not be obligated to perform Changed Work until a Change Order has been executed by Project Owner and System Supplier.

12.          PAYMENT

12.1 INITIAL PROGRESS PAYMENT - Upon execution of this Agreement, System Supplier shall submit to Project Owner an application for payment covering initial design costs. Project Owner shall pay the amount otherwise due on any approved payment application, less any amounts as set forth below, no later than seven (7) days after System Supplier has submitted a complete and accurate payment application.

12.2 PROGRESS PAYMENTS - System Supplier shall submit to Project Owner and, if directed, a monthly application for payment no later than the 25th day of the calendar month for the preceding thirty (30) days. System Supplier's applications for payment shall be itemized and supported by System Supplier's schedule of values and any other substantiating data as required by this Agreement, Payment applications shall include payment requests on account of properly authorized Change Orders. Project Owner shall pay the amount otherwise due on any approved payment application, less any amounts as set forth below, no later than twenty (20) days after System Supplier has submitted a complete and accurate payment application. Progress Payments will be accelerated should Project Owner require expedited procurement of materials.

12.3RETAINAGE - For all System Supplier Work not performed on a time & material basis, the Project Owner shall retain five (5) percent of the approved monies due System Supplier until the accepted Substantial Completion of System Supplier's Work, and thereafter only withhold such amount equating to a reasonable estimate of the cost to complete remaining punch-list items.

12.4 FAILURE TO PAY - If the Project Owner does not pay the System Supplier as required herein, then the System Supplier may, upon seven additional days' written notice to the Project Owner, suspend the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Price shall be increased by the amount of the System Supplier's reasonable costs of shut-down, delay and start-up, plus interest as provided for in the Contract Documents.

12.5 Reserved

12.6 FINAL COMPLETION When final completion has been achieved, inclusive of the satisfactory completion of System Supplier's punchlist, and the acceptance of all applicable warrant)', and operation and maintenance documentation, as applicable, the System Supplier shall prepare for Project Owner's acceptance a final report stating that to the best of System Supplier's knowledge, and based on Project Owner's inspections, the Work has reached final completion in accordance with the Contract Documents. Upon achieving this final Completion, The Project Owner shall promptly release for payment all remaining amounts due the System Supplier.

13.          OWNERSHIP OF DOCUMENTS - OWNERSHIP OF ARCHITECTURAL DESIGNS

13.1 PROPERTY OF SYSTEM SUPPLIER. All Design Documents, including, without limitation, and designs, building designs or other depictions underlying or shown in them, shall be deemed the sole and exclusive property of System Supplier and ownership thereof is irrevocably vested in System Supplier, whether or not the Project is constructed.

13.2 INTETLLECTUAL PROPERTY/ASSIGNMENT OF RIGHTS. All Intellectual Property Rights in the Design Documents, including any designs, building designs or other depictions underlying or shown in them are the property of System Supplier. System Supplier shall own all Intellectual Property Rights and any other tangible and/or intangible property rights in or associated with the Design Documents. No transfer and assignment will be effective for the entire duration of such Intellectual Property Rights and other rights thereto and include, but not be limited to, all rights including rights in related plans, specifications, documentation, derivative works and moral rights.

13.3 USE BY PROJECT OWNER. Without limitation to the other provisions of this Section 13, Project Owner shall have the right to use the Design Documents for the construction, use, occupancy or maintenance of the Project, including, without limitation, future additions, alterations, or repairs to the Project.

13.4 SYSTEM SUPPLIER'S WARRANTY. System Supplier represents and warrants that the Design Documents, and the use of the Design Documents in the ordinaiy course, are free of any claim of infringement and will not violate any right of any third party, including any Intellectual Property Right.

13.5 INSPECTION BY PROJECT OWNER. Project Owner shall have the right at any time or times, upon prior written request to System Supplier, to review the status and condition of the Design Documents while in development or during construction and to request that copies thereof be provided to Project Owner, with the cost of such copies reimbursed to System Supplier as a Reimbursable Expense.

14.          INDEMNITY

14.1 To the fullest extent permitted by law, System Supplier shall defend, indemnify and hold Project Owner, Project Owner's officers, directors, members, consultants, agents and employees and the Host and Project Company harmless from all claims for bodily injury and property damage, other than to the Work itself and other property insured under Exhibit E, that may arise from the performance of the Work to the extent of the negligence attributed to such acts or omissions by System Supplier, sub-contractors or anyone employed directly or indirectly by any of them or by anyone for whose acts any of them may be liable. System Supplier shall not be required to defend, indemnify or hold harmless Project Owner or Project Company or others retained by Project Owner for any acts, omissions or negligence of Project Owner or Project Company or others retained by any other party.

14.2 To the fullest extent permitted by law, Project Owner shall defend, indemnify and hold harmless System Supplier, its officers, directors or members, System Suppliers or anyone employed directly or indirectly by any of them or anyone for whose acts any of them may be liable from all claims for bodily injury and property damage, that may arise from the performance of work by Project Owner or Project Company to the extent of the negligence attributed to such acts or omissions by these parties.

15. MUTUAL WAIVER OF CONSEQUENTIAL DAMAGES Project Owner and System Supplier agree to waive all claims against each other for any consequential damages that may arise out of or relate to this Agreement. Project Owner agrees to waive such damages including but not limited to Project Owner's loss of use of the Project, any rental expenses incurred, loss of income, profit or financing related to the Project, as well as the loss of business, loss of financing, principal office overhead and expenses, loss of profits not related to this Project, or loss of reputation. System Supplier agrees to waive damages including but not limited to loss of business, loss of financing, principal office overhead and expenses, loss of profits not related to this Project, loss of bonding capacity or loss of reputation. This Paragraph shall not be construed to preclude contractual provisions for liquidated damages when such provisions relate to direct damages only. The provisions of this Paragraph shall also apply to the termination of this Agreement and shall survive such termination.

15.
MUTUAL WAIVER OF CONSEQUENTIAL DAMAGESProject Owner and System Supplier agree to waive all claims against each other for any consequential damages that may arise out of or relate to this Agreement. Project Owner agrees to waive such damages including but not limited to Project Owner's loss of use of the Project, any rental expenses incurred, loss of income, profit or financing related to the Project, as well as the loss of business, loss of financing, principal office overhead and expenses, loss of profits not related to this Project, or loss of reputation. System Supplier agrees to waive damages including but not limited to loss of business, loss of financing, principal office overhead and expenses, loss of profits not related to this Project, loss of bonding capacity or loss of reputation. This Paragraph shall not be construed to preclude contractual provisions for liquidated damages when such provisions relate to direct damages only. The provisions of this Paragraph shall also apply to the termination of this Agreement and shall survive such termination.

16.          NOTICE TO CURE AND TERMINATION

16.1 TERMINATION BY OWNER If, within seven (7) days of receipt of a notice to cure pursuant to Paragraph 16.1, System Supplier fails to commence and satisfactorily continue correction of the default set forth in the notice to cure, Project Owner may notify System Supplier that it intends to terminate this Agreement for default absent appropriate corrective action within fourteen (14) additional days. After the expiration of the additional seven (7) day period, Project Owner may terminate this Agreement by written notice absent appropriate corrective action. Termination for default is in addition to any other remedies available to Project Owner under Paragraph 17. If Project Owner's costs arising out of System Supplier's failure to cure, including the cost of completing the Work and reasonable attorney fees, exceed the unpaid Contract Price, System Supplier shall be liable to Project Owner for such excess costs. If Project Owner's costs are less than the unpaid Contract Price, Project Owner shall pay the difference to System Supplier. In the event Project Owner exercises its rights under this Paragraph, upon the request of System Supplier, Project Owner shall furnish to System Supplier a detailed accounting of the costs incurred by Project Owner.

16.2 TERMINATION BY PROJECT OWNER Upon seven (7) days' written notice to Project Owner, System Supplier may terminate this Agreement if the Work:

(a)  has been stopped fr a sixty (60) day period through no fault of System Supplier for any of thefollowing reasons:

.1 under court order or order of other governmental authorities having jurisdiction;

.2 as a result of the declaration of a national emergency or other governmental act during which, through no act or fault of System Supplier, materials are not available; or

(b)	If the Project Owner fails within a sixty (60) day period to pay the System Supplier amounts due under the contracts as provided in Section 12.2 and the System Supplier has provided the Project Owner seven (7) days' written notice to Project Owner.

16.3 TERMINATION FOR CONVENIENCE The Project Owner may, at any time, terminate this Agreement for the Project Owner's convenience and without cause. In case of such termination for the Project Owner's convenience, the System Supplier shall be entitled to receive payment for the Subcontract Work executed, and costs incurred by reason of such termination, along with reasonable overhead and profit on the Subcontract Work not performed. Upon receipt of written notice from the Project Owner of such termination for the Project Owner's convenience the System Supplier shall:

.1 cease operations as directed by the Project Owner in the notice;

.2 take actions necessaiy, or as the Project Owner may direct for the protection / preservation of the Work;

.3 except for the Work directed to be performed prior to the e ffective date of termination stated in the notice, terminate all existing Sub-subcontracts and purchase orders and enter into no further Sub-subcontract and/or purchase orders.

17.
ASSIGNMENT Neither Project Owner nor System Supplier shall assign its interest in this Agreement without the written consent of the other except as to the assignment of proceeds. The terms and conditions of this Agreement shall be binding upon both parties, their partners, successors, assigns and legal representatives. Neither party to this Agreement shall assign the Agreement as a whole without written consent of the other.

18.        GOVERNING LAW This Agreement shall be governed by the law in effect at the location of the Project.

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JOINT DRAFTING The parties expressly agree that this Agreement was jointly drafted, and that they both had opportunity to negotiate terms and to obtain assistance of counsel in reviewing terms prior to execution. This Agreement shall be construed neither against nor in favor of either party, but shall be construed in a neutral manner.

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DISPUTE RESOLUTION In the event of a dispute, controversy, or claim arising out of or relating to this Agreement, the System Supplier and Subcontractor ("the Parties") shall confer and attempt to resolve such matter informally. If such dispute or claim cannot be resolved in this manner, then the dispute or claim shall be referred first to the Parties' executive officers for their review and resolution. Claims not resolved by other means shall be decided by arbitration which, unless the parties mutually agree otherwise, shall be in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association currently in effect. The demand for arbitration shall be filed in writing with the other party to the Contract and with the American Arbitration Association. Any arbitration shall be conducted by a mutually agreed Arbitrator. The award rendered by the arbitrator shall be final and binding on the Parties and shall be deemed enforceable in any court having jurisdiction thereof and of the Parties. The arbitration shall be heard by one arbitrator, who shall have experience in the general subject matter to which the dispute relates, for claims in excess of $250,000 a panel of multiple Arbitrators shall be used. The shall take place in the state where the Work has been performed or in a mutually agreed location. The cost of the arbitration shall be borne equally by the Parties. If either Party becomes involved in arbitration or litigation arising from this Agreement, each Party will be responsible for its own legal and attorney's fees.

PROJECT OWNER:

BY:	/s/ William Morrow	ATTEST:
William Morrow Director, Construction

PRINT NAME PRINT TITLE

SYSTEM SUPPLIER

BY:	/s/ William Adelson	ATTEST:	/s/ Joanna Tan
	William Adelson President		Joanna Tan CFO, COO

PRINT NAME PRINT TITLE

EXHIBIT A - CONTRACT DOCUMENTS

Project Name:	CSU - Bakersfield - Parking Lot E Canopy

Project Number:	CA-08-0041
Project Location:	9001 Stockdale Hwy Bakersfield CA

Project Description:	Solar design and structural engineering: PV foundation supports; PV support steel detailing, fabrication & erection, PV module Installation.

Sheet	Title	Author	Date

T	Title Page	SunEdison/ Envision	6/26/09
A.l	Site Plan	SunEdison/ Envision	6/26/09
A.2	Demo Plan	SunEdison/ Envision	6/26/09
A.3	Site Elevations	SunEdison/ Envision	6/26/09
A.4	Large Array plans and elevations	SunEdison/ Envision	6/26/09
A.5	Medium Array plans and elevations	SunEdison/ Envision	6/26/09
A.6	Small Array plans and elevations	SunEdison/ Envison	6/26/09
A.7	Reflected Ceiling plans	SunEdison/ Envision	6/26/09
A.8	Reflected Ceiling plans	SunEdison/ Envision	6/26/09
A.9	Sections	SunEdison/ Envision	6/26/09
A.10	Details	SunEdison/ Envision	6/26/09
S.1	Structural notes and plans	Orie's/SunEdison/ Envision	6/26/09
S.2	Structural elevations and details	Orie's/SunEdison/ Envision	6/26/09
S.3	Inverter equipment pad and anchorage	Orie's/SunEdison/ Envision	6/26/09
S.4	Inverter equipment pad details	Orie's/SunEdison/ Envision	6/26/09

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EXHIBIT B - SCOPE OF WORK

A.   General

a.	System Supplier shall obtain and maintain all permits and licenses required to perform and complete its work, unless otherwise indicated.

b.
System Supplier is responsible for generation of the Construction sets of the Contract Documents. The System Supplier is responsible for reproduction or procurement of any additional sets required to perform the work and shall provide any required sets to Project Owner upon request. All printing costs are a reimbursable expense.

c.
System Supplier shall provide to Project Owner all required Shop Drawings, Submittals, Samples, As-Builds, Operating Manuals, overstock materials, and all warranties required by the Contract Documents.

  d.      All Requests for Information must be in writing to and from Project Owner and System Supplier.

e.	System Supplier shall provide Daily Work Reports to the Project Owner's Project Superintendent for each day System Supplier is working on site.

f.	System Supplier shall provide required Quality Control and Completion documentation and checklists to the Project Owner's Project Superintendent on a regular basis.

  g.     System Supplier shall provide a list of all materials with lead-times over two (2) weeks.

h.	Project Owner shall be responsible for all material stocking and storage, which includes Project Owner supplied material and/or equipment.

i.	Project Owner shall provide and be responsible for any storage containers and or field office trailers required to complete their work, in locations determined by Project Owner.

   j.      If applicable, System Supplier shall provide quantity survey for Project Owner provided materials.

  k.      System Supplier shall coordinate and install all Project Owner provided items per the Contract Documents, as pertaining to System Supplier's work.

  l.      Parking is the responsibility of System Supplier; coordinated with Project Owner's Project Superintendent.

 m.     Coordinate and manage inspections by the local building department, utility field engineers, project company consultants, all as may be required, in order to obtain all final approvals.

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B.   Safety

A.	All of the System Supplier's work shall comply with all local, State and Federal building codes, laws and regulations.
B.	System Supplier shall adhere to all current safety laws including, but not limited to Local, State, and Federal OSHA regulations, and to Project Owner's safety standards.
C.	Hard hats are required on this project by ALL persons, at ALL times, and in ALL areas.
D.	System Supplier must keep records on site of daily and weekly safety meeting and will provide copies to Project Owner upon request.
E.	System Supplier must keep records onsite of individuals who are trained and qualified to operate equipment on the jobs ite.
F.	System Supplier must contact USA Utility or the appropriate company to identify all underground lines prior to digging. Any disconnections of service will be the responsibility of the System Supplier.
G.	Provide required Certificate of Insurance (with noted Additional Insureds) prior to mobilization on the Project.
H.
System Supplier to have a designated Superintendent on site at all times while installation activities are being conducted so as to be a single point-of-contact for both Project Owner and the Host Company. Superintendent will provide Project Owner with a 24-hour contact person and the individual must be able to communicate in English.

I.	Project Owner is responsible to provide and or install all required safety equipment, rails, protection or other devices and or equipment necessary to complete the work.
J.	Project Owner is responsible for security to protect any materials staged on the ground during non working hours.
K.	The System Supplier shall comply with all security and safety requirements and regulation of the Host Company.
L.	The following Safety Documents will be provided to the Project Owner's Construction for review and approval prior to issuance of a Notice to Proceed.

a. System Suppliers General Safety Plan
b. Site Specific Safety Plan
c. Site Specific Risk Assessment
d. Site Specific Emergency Action Plan

C.   Design Scope

A.	Furnish all required design documents including but not limited to Drawings, Specifications, Design Manuals, Design Standards, necessary to permit, and construct the Tee Structures, Support Foundations, PV Support Steel and PV Module Installation in compliance with all local, state, and national codes and jurisdictional requirements & regulations.

B.	Due Diligence Documents

	a.	Project Owner shall provide Facility As-Built drawings to System Supplier. System Supplier is responsible for verification and coordination of this information with their design.

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	b.	Provide all Site Evaluation and Preliminary Approval deliverables.

	c.	Notate any host-customer considerations and requirements known prior to design/technical specification.

C.	Provide required preliminary design documents to evaluate initial product and system specifications for review by Project owner and/or the Host Company, provide follow up corrective action items as necessary.

D.		Provide permit submittal ready, approved by licensed PE for each discipline required, prior to permit submittal for final design review.
E.		Comply with all local Utility, AHJ, and National code agencies as appropriate - obtain in writing, any code variances approved by authorized agencies.
F.		Provide updated design drawings, per approved change orders, during construction as appropriate.
G.
Provide As-Built drawings upon completion of system installation, including all, reference drawings, and hard-copies, per the term-out schedule supplied, and as-built drawing checklist (to be supplied by Project Owner).

H.		Provide copies of all Professional Engineering deliverables, including stamps and signatures on all drawings, and calculation packages as applicable.
I.		Provide technical solutions or correspondence to support system term-outs, as it relates to Independent Engineering review, in a prompt manner as to support intended schedule.

D.    Construction Scope

A.	This Contract Agreement includes, but is not limited to, providing all labor, material, tools, equipment and supervision to complete the following scope of work;

System Supplier shall furnish and Install all required footings, foundations, slabs, and mounting pads including all required layout, excavation, form work, reinforcing, anchor bolts and finishing of concrete necessary. The foundation spoils are to be spread on site and the AC debris shall be stockpiled into a location as determined by the Project Owner to be hauled off site by Project Owner.

	1.	System Supplier shall install in all required footings Conduit supplied by Project Owner.
2.
System Supplier shall furnish, fabricate, and install all required steel (Tee' structures including all required layout, hardware, welding, Temporary bracing during erection, and all other material or equipment for a complete installation.

3.
System Supplier shall furnish, fabricate, and install all required steel purlins and other support member to support the installation of PV modules including all required layout, hardware, welding, Temporary bracing during erection, and all other material or equipment for a complete installation.

	4.	Installation of Project Owner provided equipment, as indicated on the provided "List of Owner Supplied Material and Equipment", including but not limited to installation of PV Modules.
5.
Furnish and Install all required miscellaneous mounting hardware, blocking or other material necessaiy for a complete installation of the work, except where indicated on "List of Owner Supplied Material and Equipment"

	6.	System Supplier shall perform required Painting and galvanizing required, including touchup as required
	7.	System Supplier is to perform all required Saw Cutting and or Core Drilling.

4

8.
System Supplier shall remove light poles noted and deliver to the Campus Facilities Department. The concrete light standards shall be removed to 2" below finish grade. The concrete debris shall be stockpiled into a location as determined by the Project Owner to be hauled off site by Project Owner.

9.
System Supplier intends to prefabricate the modules for installation on the steel structure. System Supplier shall provide any required work benches and equipment necessaiy to complete the work. System supplier shall allow an electrician access to the work area to pre-wire the panels prior to erection. System Supplier and Project Owner shall coordinate the module delivery and security of the staging area at a later date.

B.	In addition the System Supplier shall be responsible for the following:
	1.	Ail required labor and equipment for offloading and material placement.
	2.	All rigging of materials.
	3.	Unloading, inventory, and storage of all material delivered to project site.
	4.	Any and all personnel lifts and or scaffold.
	5.	All Layout for the System Supplier's work from benchmarks provided by Project Owner.
	6.	System Supplier is responsible for supplying any temporary power and additional task lighting required to perform its work.
	7.	Project Owner shall furnish all required Trash Removal and Dumpsters as required for work, including off haul of asphalt paving
	8.	Maintain all areas free of waste materials, debris, and rubbish. Maintain site in a clean and orderly fashion.
	9.	Supply all required Rental Equipment and any required Small Tools for the performance of its work.
	10.	All required surface preparation.
	11.	Repair of any damaged work existing or new; including but not limited to roof membrane or material, asphalt paving, concrete paving, curb & gutter, or existing buildings.
12.
System Supplier shall furnish all required warranties to the Project Owner as indicated in the attached Warranty Requirements document, including, but not limited to, all 'workmanship' warranties and assignment to the Owner of all Manufacturer's warranties.

	13.	Project Owner shall furnish and maintain the required Temporary Restroom Facilities at the code required numbers and frequency of maintenance.

5

E.    Other Conditions

A.	System Supplier shall not be entitled to any payment for Field Extra Work Orders without the signature of Project Owner's Project Superintendent or Construction Project Manager. The effect of such signature is limited by the terms and conditions of the Contract Agreement.

B.	When grounds exist justifying a back charge against the System Supplier, whether or not due to a default under this Agreement, Project Owner may provide System Supplier written notice to take appropriate corrective action, as determined by Project Owner, within twenty-four (24) hours. If System Supplier fails to commence and satisfactorily continue corrective action to the satisfaction of Project Owner, then System Supplier shall be liable for all costs and expenses resulting there from, including, but not limited to, investigation costs, costs to remedy, mark-up for overhead and profit of fifteen (15%), plus any attorneys' fees incurred by Project Owner.

F.    Exclusions

A.	The Work excludes performance or completion bonds for the city, other government entities or third parties.
B.
The Work excludes all materials testing, field testing, field inspections, and special inspection costs. Such excluded items are to be provided separately by the Project Owner and paid by the Project Owner at no cost to the System Supplier.

C.	The Work excludes providing payment and performance bonds to the Project Owner.
D.	Excludes costs to address architectural treatments for normal shrinkage cracks in concrete construction.
E.	The Work excludes all concrete for Electrical scope of work.
F.	The Work excludes PV module washing provisions and equipment.
G.	The Work excludes well points or dewatering.
H.	The Work excludes installation of any Project Owner furnished items except as indicated on the "List ofOwner furnished Material and Equipment."
I.	The Work excludes all landscaping and re-establishment of existing landscaping.
J.	Owner shall perform any pavement patching required around the foundation bases and light fixture bases removed as a result of the work. Supplier shall provide a concrete base approximately 2" below finish grade to allow a finish paving application by others.

6

EXHIBIT C - PROJECT SCHEDULE

Project Milestones:

Start Construction (drilling foundations)	8/3/2009

School Blackout Period ( no work, all parking
lots clean and available to the campus)	9/7/09 - 9/25/09

Module installation complete (no later than)	10/21/2009

Final Completion	10/27/2009

Exhibit 'D' -      Payment Form
with Schedule of Values

APPLICATION AND CERTIFICATE FOR PAYMENT

AIA DOCUMENT G702

PAGE ONE OF PAGES

TO (OWNER):
SunEdison
12500 Baltimore Ave
Beltsville MD 20705

PROJECT:

APPLICATION NO:

PERIOD TO:

Distribution to:
☐ OWNER
☐ ARCHITECT
☐ CONTRACTOR

FROM (CONTRACTOR):

VIA (ARCHITECT):

ARCHITECT'S PROJECT NO:

CONTRACT FOR:

CONTRACT DATE:

CONTRACTOR'S APPLICATION FOR PAYMENT

CHANGE ORDER SUMMARY		ADDITIONS	DEDUCTIONS
Change Orders approved in previous months by Owner	TOTAL	0.00	0.00
Approved this Month			
Number	Date Approved		
		-	-
		-	-
		-	-
		-	-
		-	-
		-	-
		-	-
	TOTALS	-	-
Net change by Change Orders		-	-

The undersigned Contractor certifies that to the best of the Contractor's knowledge, information and belief the Work covered by this Application for Payment has been completed in accordance with the Contract Documents, that all amounts have been paid by the Contractor for work which previous Certificates for Payment were issued and payments received from the Owner, and that current payment shown herein is now due.

CONTRACTOR:

By: ____________ Date: ________

Application is made for Payment, as shown below, in connection with the Contract, Continuation Sheet, AIA Document G703, is attached.

1. ORIGINAL CONTRACT SUM $ 0.00
2. Net change by Change Orders $ -
3. CONTRACT SUM TO DATE $ 0.00
4. TOTAL COMPLETED & STORED TO DATE $ -
   (Column G on G703)
5. RETAINAGE
   a. ____% of Completed Work $ -
   (Column D + E on G703)
   b. ____% of Stored Material $ -
   (Column F on G703)
   Total Retainage (Line 5A + 5b or Total in Column I of G703) $ -
6. TOTAL EARNED LESS RETAINAGE $
   (Line 4 less Line 5 Total)
7. LESS PREVIOUS CERTIFICATES FOR PAYMENT (Line 6 from prior Certificates) $ -
8. CURRENT PAYMENT DUE $ -
9. BALANCE TO FINISH, PLUS RETAINAGE $ 0.00
   (Line 3 less Line 6)

State of: County of:
Subscribed and sworn to before me this day of 20
Notary Public:
My Commission expires:

ARCHITECT'S CERTIFICATE FOR PAYMENT

In accordance with the Contract Documents, based on on-site observations and the data comprising the above application, the Architect certifies to the Owner that to the best of the Architect's knowledge, information and belief the Work has progressed as indicated, the quality of the Work is in accordance with the Contract Documents, and the Contractor is entitled to payment of the AMOUNT CERTIFIED.

AMOUNT CERTIFIED $

(Attach explanation if amount certified differs from the amount applied for.)

ARCHITECT:

By: Date:

This Certificate is not negotiable. The AMOUNT CERTIFIED is payable only to the Contractor named herein. Issuance, payment and acceptance of payment are without prejudice to any rights of the Owner or Contractor under this Contract.

1

CONTINUATION SHEET                                                                    AIA document g 703
AIA Document g702, APPLICATION AND CERTIFICATE FOR PAYMENT, containing Contractor's signed Certification is attached.
In tabulation below, amounts are stated to the nearest dollar.
Use Column I on Contracts where variable retainage for the line items may apply
APPLICATION NUMBER: APPLICATION DATE: PERIOD TO: ARCHITECT' S PROJECT NO:

A	B	C	D	E	F	G		H	I
ITEM	DESCRIPTION OF WORK	SCHEDULED	WORK COMPLETED		MATERIALS	TOTAL	%	BALANCE	RETAINAGE
NO.		VALUE	FROM PREVIOUS	THIS PERIOD	PRESENTLY	COMPLETED	(G+C)	TO FINISH
			APPLICATION		STORED	AND STORED		(C-G)
			(D+E)		(NOT IN	TO DATE
					D OR E)	(D+E+F)
	Design / Engineering
1-330S	Preliminary Design and Engineering	0.00	-	-	-	-	0%	0,00	0.00
1-33DS	Final permit design drawings	0.00					0%	0.00	0,00
	Structure installation
2-050S	Demo existing light poles	0.00	-	-	-	-	0%	0.00	0.00
3-300S	Pier foundations	0.00	-		-	-	0%	0,00	0.00
5-2QQS	Structural Steel Material	0.00
5-200S	Structural Steel - installation	0.00	-	-	-	-	0%	0.00	0,00
16-300S	Module Installation	0.00		-	-	-	0%	0.00	0.00
5-20 OS	Paint structural steel	0.00					0%	0.00	0.00
		0	0	0	0	0		0.00	0

2

CONTINUATION SHEET                                                                    AIA document g 703
AIA Document g702, APPLICATION AND CERTIFICATE FOR PAYMENT, containing Contractor's signed Certification is attached.
In tabulation below, amounts are stated to the nearest dollar.
Use Column I on Contracts where variable retainage for the line items may apply
APPLICATION NUMBER: APPLICATION DATE: PERIOD TO: ARCHITECT' S PROJECT NO:

A	B	C	D	E	F	G		H	I
ITEM NO.	DESCRIPTION OF WORK	SCHEDULED VALUE	WORK COMPLETED		MATERIALS PRESENTLY	TOTAL COMPLETED	% (G+C)	BALANCE TO FINISH	RETAINAGE
			FROM PREVIOUS APPLICATION (D + E)	THIS PERIOD	STORED (NOT IN D OR E)	AND STORED TO DATE (D+E+F)		(C-G)
	CHANGE ORDER #	-	-	-				-	0.00
		-	-	-				-	0.00
		-	-	-				-	0.00
		-	-	-				-	0.00
		-	-	--				-	0.00
		-	-	-				-	0.00
		-	-	-				-	0.00
		-	-	-				-	0.00
		-	-	-
		-	-	-
		-	-	-
		-	-	--
		-	-	-
		-	-	-
		-	-	-
		-	-	-
		-	-	-
		-	-	-
		-	-	-
		-	-	-
		-	-	-
		-	-	-
		-	-	-
		-	-	-
		-	-	-
		-	-	-				-	-

3

Exhibit 'E' - Insurance
Requirements

1.	Required Coverage. Subcontractor shall carry and maintain with carriers or self insurance, as a minimum, the following insurance coverage:
	1.1.	Workers Compensation

Workers Compensation Insurance and Employers Liability Insurance in accordance with the laws of the state of where work may be done with limits for employer's liability in the minimum amount of $100,000

	1.2.	Commercial General Liability coverage with a General Aggregate of $2,000,000 per occurrence,with the following coverage's;

Per Occurrence	$2,000,000
Products & Completed Operations	$1,000,000
Personal Injury & Advertising Injury	$1,000,000
General Aggregate	$2,000,000

1.3.	Automotive Liability Insurance covering owned, non-owned and hired automobiles in the minimum limits of:

Bodily Injury	$1,000,000 each person
Bodily Injury	$1,000,000 each occurrence and;
Property Damage	$1,000,000 each occurrence

2.		Policy Endorsements- All insurance coverage required to be maintained by Subcontractor under this Agreement shall:
	2.1.	provide a severability of interests or cross liability clause;
2.2.
except in the case of worker's compensation insurance and other statutory insurances where it would be inappropriate, name each SunEdison Party, the Host, and others as may be reasonably required by Contractor, as additional insureds; and

2.3.
to the extent permissible in accordance with the policy, include a waiver of subrogation by the insurers in favor of each Host, each SunEdison Party, SunEd Solar, investor, and each of their respective assignees, affiliates, agents, officers, directors, employees, insurers or policy issuers and a waiver of any right of the insurers to any set-off or counterclaim, whether by endorsement or otherwise, in respect of any type of liability of any of the persons insured under any such policies.

3.
Certificates. Subcontractor shall throughout the Agreement period post certificates and/or memoranda of insurance evidencing the coverage specified in this Exhibit by providing hardcopy certificates to Contractor.

4.	Cancellations.

4.1.
All policies of insurance to be secured and maintained by Subcontractor hereunder shall provide, by endorsement, that the Contractor Representative and any additional insured where required in writing shall be provided forty-five (45) days' prior written notice of any material policy changes or cancellations (except two (2) days for non-payment of premium) and that no such cancellation or change shall be effective without such notice.

4.2.
Subcontractor shall immediately notify the Contractor Representative regarding the occurrence of any of the following events: (a) any significant loss covered by a policy required to be maintained by this Exhibit; (b) any significant dispute with an insurer; (c) the early cancellation of any policy; (d) the failure to pay any premium payment; (e) the failure, for any reason, to maintain any policy required to be maintained by this Exhibit; and (f) any significant change in any insurance coverage contracted for by Subcontractor.

1

ACORD™ CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY)

PRODUCER

Insurance Agent

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

INSURED

Contractor Name & Address

INSURERS AFFORDING COVERAGE	NAIC #
INSURER A: Name of Insurer	
INSURER B: Name of Insurer	
INSURER C: Name of Insurer	
INSURER D: Name of Insurer	
INSURER E: Name of Insurer	

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	ADD'L INSRD	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS	
A	A	GENERAL LIABILITY [X] COMMERCIAL GENERAL LIABILITY [ ] CLAIMS MADE [X] OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: [ ] POLICY [X] PRO-JECT [ ] LOC				EACH OCCURRENCE	$
						DAMAGE TO RENTED PREMISES (Ea occurence)	$
						MED EXP (Any one person)	$
						PERSONAL & ADV INJURY	$
						GENERAL AGGREGATE	$
						PRODUCTS - COMP/OP AGG	$
B	B	AUTOMOBILE LIABILITY [X] ANY AUTO [ ] ALL OWNED AUTOS [ ] SCHEDULED AUTOS [ ] HIRED AUTOS [ ] NON-OWNED AUTOS				COMBINED SINGLE LIMIT (Ea accident)	$
						BODILY INJURY (Per person)	$
						BODILY INJURY (Per accident)	$
						PROPERTY DAMAGE (Per accident)	$
		GARAGE LIABILITY [ ] ANY AUTO				AUTO ONLY - EA ACCIDENT	$
						OTHER THAN AUTO ONLY: EA ACC	$
						AGG	$
C	C	EXCESS/UMBRELLA LIABILITY [X] OCCUR [ ] CLAIMS MADE [ ] DEDUCTIBLE RETENTION $				EACH OCCURRENCE	$
						AGGREGATE	$
							$
							$
							$
D		WORKERS COMPENSATION AND EMPLOYERS' LIABILITY ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? If yes, describe under SPECIAL PROVISIONS below				WC STATU-TORY LIMITS / OTH-ER	
						E.L. EACH ACCIDENT	$
						E.L. DISEASE - EA EMPLOYEE	$
						E.L. DISEASE - POLICY LIMIT	$
E		OTHER					

Sample

Sample

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES / EXCLUSIONS ADDED BY ENDORSEMENT / SPECIAL PROVISIONS

Certificate holder and the following entities and their affiliates are named as additional insured; SunEdison LLC; NVT, LLC ; Team-Solar, Inc. ; Local Electric Co. Inc. ; NVT Licenses, LLC

CERTIFICATE HOLDER

SunEdison Contract Entity & Address

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE

ACORD 25 (2001/08)

© ACORD CORPORATION 1988

2

IMPORTANT

If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must bo endorsed, A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorse ment(s).

DISCLAIMER

The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurers), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.

3

Exhibit D - Insurance Provisions

CERTIFICATE OF LIABILITY INSURANCE

ACORD®

DATE (MM/DD/YYYY)

PRODUCER	THIS CERTIFICATION IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.	
Mark A. Mallonee Construction Surety & Insurance Services, LLC 400 Locust Street, Suite 300 Des Moines, IA 50309 515-698-4202	INSURERS AFFORDING COVERAGE	NAIC #
INSURED The Weitz Company 400 Locust Street, Suite 300 Des Moines, IA 50309	INSURER A: Arch Insurance Company	11150
	INSURER B: US Fire Insurance Company	21113
	INSURER C: Everest National Insurance Company	10120
	INSURER D: ACIG Insurance Company	19984
	INSURER E:	

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	ADD'L INSRD	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YYYY)	POLICY EXPIRATION DATE (MM/DD/YYYY)	LIMITS	
A		GENERAL LIABILITY X COMMERCIAL GENERAL LIABILITY CLAIMS MADE X OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY X PRO-JECT LOC	71GPP2253705	06/01/2009	06/01/2010	EACH OCCURRENCE	$ 2,000,000
						DAMAGE TO RENTED PREMISES (Ea occurence)	$ 100,000
						MED EXP (Any one person)	$ 5,000
						PERSONAL & ADV INJURY	$ 2,000,000
						GENERAL AGGREGATE	$ 4,000,000
						PRODUCTS - COMP/OP AGG	$ 4,000,000
							$
B		AUTOMOBILE LIABILITY X ANY AUTO ALL OWNED AUTOS SCHEDULED AUTOS X HIRED AUTOS X NON-OWNED AUTOS	138-780170	06/01/2009	06/01/2010	COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
						BODILY INJURY (Per person)	$
						BODILY INJURY (Per accident)	$
						PROPERTY DAMAGE (Per accident)	$
		GARAGE LIABILITY ANY AUTO				AUTO ONLY - EA ACCIDENT	$
						OTHER THAN AUTO ONLY: EA ACC	$
						AGG	$
C		EXCESS / UMBRELLA LIABILITY X OCCUR CLAIMS MADE DEDUCTIBLE RETENTION $	71C7000086-091	06/01/2009	06/01/2010	EACH OCCURRENCE	$ 5,000,000
						AGGREGATE	$ 5,000,000
							$
							$
							$
D		WORKERS COMPENSATION AND EMPLOYERS' LIABILITY ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? Y/N: N (Mandatory in NH) If yes, describe under SPECIAL PROVISIONS below	WC09000062 WC09000063 WC09000097	06/01/2009	06/01/2010	X WC STATU-TORY LIMITS OTH-ER	
						E.L. EACH ACCIDENT	$ 1,000,000
						E.L. DISEASE - EA EMPLOYEE	$ 1,000,000
						E.L. DISEASE - POLICY LIMIT	$ 1,000,000
		OTHER					

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES / EXCLUSIONS ADDED BY ENDORSEMENT / SPECIAL PROVISIONS

SAMPLE - FOR EVIDENCE OF LIMITS ONLY.

CERTIFICATE HOLDER	CANCELLATION
SAMPLE - FOR EVIDENCE OF LIMITS ONLY.	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.
	AUTHORIZED REPRESENTATIVE

ACORD 25 (2009/01)

© 1988-2009 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

4

ACORD. CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YY) 06/30/09

PRODUCER 0A99520 1-619-234-6848 Cavignac & Associates 450 B Street, Suite 1800 San Diego, CA 92101-8005	THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
	INSURERS AFFORDING COVERAGE
INSURED Envision Solar International, Inc. 4225 Executive Square, #1000 La Jolla, CA 92037	INSURER A: Admiral Insurance Company INSURER B: The Travelers Indemnity Company of Connecticut INSURER C: Mt. Hawley Insurance Company INSURER D: Travelers Casualty Insurance Company of America INSURER E: Beazley Insurance Company

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS	
A	GENERAL LIABILITY X COMMERCIAL GENERAL LIABILITY CLAIMS MADE [X] OCCUR X BI/PD $5,000 deduct. GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PRO-JECT / LOC	CA00001273302	03/24/09	03/24/10	EACH OCCURRENCE	$ 1,000,000
					FIRE DAMAGE (Any one fire)	$ 100,000
					MED EXP (Any one person)	$ 5,000
					PERSONAL & ADV INJURY	$ 1,000,000
					GENERAL AGGREGATE	$ 2,000,000
					PRODUCTS - COMP/OP AGG	$ 2,000,000
B	AUTOMOBILE LIABILITY ANY AUTO ALL OWNED AUTOS SCHEDULED AUTOS X HIRED AUTOS X NON-OWNED AUTOS	BA8150L935	03/24/09	03/24/10	COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
					BODILY INJURY (Per person)	$
					BODILY INJURY (Per accident)	$
					PROPERTY DAMAGE (Per accident)	$
	GARAGE LIABILITY ANY AUTO				AUTO ONLY - EA ACCIDENT	$
					OTHER THAN AUTO ONLY: EA ACC	$
					AGG	$
C	EXCESS LIABILITY X OCCUR CLAIMS MADE DEDUCTIBLE X RETENTION $0	MXL0367404	03/24/09	03/24/10	EACH OCCURRENCE	$ 2,000,000
					AGGREGATE	$ 2,000,000
						$
						$
						$
D	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY	XEUB5968Y599	03/24/09	03/24/10	X WC STATU-TORY LIMITS / OTH-ER	
					E.L. EACH ACCIDENT	$ 1,000,000
					E.L. DISEASE - EA EMPLOYEE	$ 1,000,000
					E.L. DISEASE - POLICY LIMIT	$ 1,000,000
E	OTHER Professional Liability Claims made, defense costs included w/in limit	V15S1P09PNPA	03/24/09	03/24/10	Each Claim Aggregate Each Claim Deduct.	$1,000,000 $2,000,000 $5,000

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS

CERTIFICATE HOLDER N ADDITIONAL INSURED; INSURER LETTER:	CANCELLATION 10 days notice of canc. for non-payment.
Envision Solar International, Inc. 4225 Executive Square La Jolla, CA 92037 USA	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES. AUTHORIZED REPRESENTATIVE [signature]

ACORD 25-S (7/97) Gena
12422884
© ACORD CORPORATION 1988

5

Exhibit 'F' - Interim & fina
Lien Wavers

CONDITIONAL WAIVER AND RELEASE
UPON PROGRESS PAYMENT

California Civil Code Section 3262(d)(1)

Job/Account #_______________

Upon receipt by the undersigned of a check from
in the sum of $______________payable to____________________________________„
and when the check has been properly endorsed and has been paid by the bank upon which it is drawn, this document shaii become effective to release any mechanics' lien, stop notice, or bond right the undersigned has on the job of __________________________________________
located at_________________________________________________________________
to the following extent:
This release covers a progress payment for labor, services, equipment or material furnished to _______________________________________________________________________________________________________________________
through_______________________only and does not cover any retention retained before or after the release date or extras furnished before the release date for which payment has not been received or extras or items furnished after the release date. Rights based upon work performed or items furnished under a written change order which has been fully executed by the parties prior to the release date are covered by this release unless specifically reserved by the claimant in this release. This release of any mechanics lien, stop notice, or bond right shall not otherwise affect the contract rights, including rights between parties to the contract based upon a rescission, abandonment, breach of the contract, or the right of the undersigned to recover compensation for furnished labor, services, equipment or material covered by this release if that furnished labor, services, equipment or material was not compensated by the progress payment. Before any recipient of this document relies on it, said recipient should verify evidence of payment to the undersigned.

Date:__________________________                                                                                                                              ___________________________
                                          (company name)
                                        By:___________________________
                                          (signature)
                                        ___________________________
                                           (print name)

NOTE: CIVIL CODE 3262 (d)(1) PROVIDES: Where the claimant is required to execute a waiver and release in exchange for, or in order to induce the payment of, a progress payment and the claimant is not, in fact, paid in exchange for the waiver and release or a single payee check or joint payee check is given in exchange for the waiver and release, the waiver and release shall follow substantially the form set forth above.

1

UNCONDITIONAL WAIVER AND RELEASE
UPON FINAL PAYMENT

California Civil Code Section 3262(d)(4)

Job/Account #_____________________
The undersigned has been paid in full for all labor, services, equipment or materia! furnished to:___________________________________________________________________________
on the job of:___________________________________________________________
located at:__________________________________________________________________________
and does hereby waive and release any right to a mechanics lien, stop notice, or any right against a labor and material bond on the job, except for disputed claims for extra work in the amount of
$_________________________________________________________________________________ .

Date:__________________________                                                            ____________________________
                                                                                                                                        (company name)
                                                                                                                                By:___________________________
          (signature)
___________________________
         (print name)

NOTICE TO PERSONS SIGNING THIS WAIVER: THIS DOCUMENT WAIVES RIGHTS UNCONDITIONALLY AND STATES THAT YOU HAVE BEEN PAID FOR GIVING UP THOSE RIGHTS. THIS DOCUMENT IS ENFORCEABLE AGAINST YOU IF YOU SIGN IT, EVEN IF YOU HAVE NOT BEEN PAID. IF YOU HAVE NOT BEEN PAID, USE A CONDITIONAL RELEASE FORM.

NOTE: CIVIL CODE 3262(d)(4) PROVIDES: Where the claimant is required to execute a waiver and release in exchange for, or in order to induce payment of, a final payment and the claimant asserts in the waiver that it has, in fact, been paid the final payment, the waiver and release shall follow substantially the form set forth above.

2

9.	Exhibit 'H'- Unit Prices

Exhibit 'H'- Unit Prices
NOT USED

10.	Exhibit T - Change Order Form

CHANGE	Attachment F - AiA form G701	OWNER	☐
ORDER		ARCHITECT	o
		CONTRACTOR	o
AIA DOCUMENT G701		FIELD	o
		OTHER	o

PROJECT:	CHANGE ORDER NUMBER:
DATE:
PROJECT NO.:
TO CONTRACTOR:	CONTRACT DATE:
CONTRACT FOR:

The Contract is changed as follows:

No.	Description	Cost
1.			$-
2.			$-
3.			$-
4.			$-
5.			$-
6.			$-
7.			$-
8.			$-
9.			$-
10.			$-
	SubTotal		$-

This change order constitutes full and final resolution on cost and contract time for the above issues. The contractor waves all right to any and all future claims related to the issues addressed herein.

The original (Contract Sum) (Guaranteed maximum Price) was
Net change by previously authorized Change orders
The (Contract Sum) (Guaranteed maximum Price) prior to this Change order was
The (Contract Sum) (Guaranteed maximum price) will be (increased) (decreased) (unchanged) by this Change Order in the amount of
The new (Contract Sum) (Guaranteed maximum Price) including this Change order will be	$ -

The Contract Time will be (increased) decreased) (unchanged) by

The date of Substantial Completion as of the date of this Change Order therefore is

NOTE:	This summary does not reflect changes In the Contract Sum, Contract Time or Guaranteed Maximum Price which have been authorized by Construction Change Directive.

ARCHITECT	CONTRACTOR	OWNER

Address	Address	Address

BY	BY	BY

DATE	DATE	DATE

Exhibit K - List of Owner Furnished Equipment & Material

Project Name:	CSU - Bakersfield - Parking Lot E Canopy
Project Number	CA-08-0041
Project Location:	9001 Stockdate HwBakersfield CA

Description	Furnished By	Installed By

Yingli YL175 (156) Solar Modules	SunEdison	Contractor

7/6/2009

WORKMANSHIP WARRANTY

This Workmanship Warranty is offered [SELLER/CONTRACTOR], a Delaware limited liability company ("Contractor") to [PURCHASER] ("Owner") in regard to the photovoltaic system installed at Owner's premises at [ADDRESS], pursuant to that certain Agreement Between Owner and Contractor dated as of [DATE] (collectively, "Agreement").

1.	WORKMANSHIP WARRANTY
	1.1.	Contractor warrants that the System generally defined within the Agreement will be free from defects in workmanship for the period defined in Section 1.2 of this Warranty.
	1.2.	The term of this Warranty shall be one (1) year starting from [DATE OF COMMERICAL OPERATION] (the "Warranty Period").
1.3.
Except as provided below, if during the Warranty Period the System becomes inoperable as a result of defects in workmanship to the System, then Contractor will have the relevant System components repaired or replaced as provided below:

		1.3.1.	The following are System components covered by this Warranty: photovoltaic modules, inverter, transformer, and racking structure.
		1.3.2.	Consumable items are not included as System components covered by this Warranty. Consumable items include but are not limited to fuses, batteries, lubricants, and filters.
1.4.
	1.5.	Contractor's obligations under this warranty are dependent on Owner's compliance with the provisions of Section 3 of this Warranty.
2.
	2.1.	The Warranty is only for the benefit of the original purchaser of the System (i.e., Owner) or its Affiliates.
	2.2.	Contractor may use the services of a subcontractor in supporting this Warranty.
	2.3.	Owner shall at all times provide or arrange reasonable access for Contractor and/or its subcontractors to the System for purposes of supporting this Warranty.
3.
	3.1.	Owner shall be solely responsible for the operation and maintenance of the System in strict compliance with the System Operations and Maintenance Manual.
	3.2.	Contractor shall have no obligations under this Warranty or otherwise should Owner fail to operate and maintain the System in strict compliance with the System Operations and Maintenance Manual.
	3.3.	Contractor's obligations under this Warranty shall be limited solely to defects which are direct and obvious defects in Contractor's workmanship.

4.	CLAIMS UNDER WORKMANSHIP WARRANTY
4.1.
The Owner shall designate an employee to serve as the System Manager. The System Manager is the operator of the System and is required to perform the activities defined in the Operations and Maintenance Manual.

	4.2.	The System manager may request inspection of the System by making a claim under this Warranty. To make a claim, the System Manager must:
		4.2.1.	Identify a fault condition in the System.
		4.2.2.	Conduct preliminary troubleshooting in accordance with the Operations and Maintenance Manual.
		4.2.3.	Contact Contractor's Service Manager or his designee.
		4.2.4.	Perform reasonable troubleshooting of the System requested by the Contractor's Service Manager or his designee.
		4.2.5.	Notify Contractor's Service Manager in writing to the contact information provided below that service is required in response to a claim under this Warranty.
[FULL contact information]

4.3	Contractor or Contractor's subcontractor will respond to a claim under this Warranty as described below:
	4.3.1.	Contractor will ensure trained maintenance personnel respond within 72 hours following receipt of a service request as specified in 4.2.5.
4.3.2.
Contractor will repair or replace any faulty System component as provided in 1.3 above in a timely manner, but in no event later than eight (8) weeks from time of such request subject to material availability.

4.3.3.
If upon inspection of the System, it is determined that (i) the System is operating within applicable specifications or (ii) that the cause of inoperability of the System is excluded or limited under this Warranty, Owner will be liable for any reasonable labor and material expenses incurred by Contractor in connection with the service call.

4.4
When performing any work under this Warranty, Contractor has the right, at its sole discretion, to repair or replace all or part of the System using new, remanufactured or refurbished parts or products provided said "parts" are of equal or greater quality of the part being replaced; provided that, if any defect is due to a design flaw in any part, Contractor shall, at its sole option, repair or replace such part with an acceptable substitute therefore. Any original part that is removed and substituted with a replacement part will become the property of Contractor, and the replacement part will become property of Owner.

5.	WORKMANSHIP WARRANTY EXCLUSIONS AND LIMITATIONS
5.1.
No other warranty to Owner or any other person, whether express, implied or statutory, is made as to the installation, design, description, quality, merchantability, completeness, useful life, future economic viability, or fitness for any particular purpose of the System or any other service provided hereunder or described herein, or as to any other matter, all of which are expressly disclaimed by Contractor.

	5.2.	The Warranty provided herein does not cover damage, malfunctions or service failures caused by:
		5.2.1.	Failure to follow the Operations and Maintenance Manual or other maintenance instructions provided by Contractor in all material respects;
5.2.2.
Repair, modification, or movement of the System or components thereof by someone other than a service technician approved by Contractor or attachment to the System of equipment not supplied by Contractor;

		5.2.3.	Abuse, misuse, or negligent acts of any Person (other than Contractor, its subcontractors, and their respective employees, representatives and agents); or
5.2.4.
Damage or deteriorated performance of the System caused by electrical surges (to the extent not caused by the System or any portion thereof), lightning, fire, flood, extreme weather creating conditions outside of the Specifications for such System, pest damage, accidental breakage (not including accidental breakage by Contractor, its subcontractors, and their respective employees, representatives and agents)), actions of third parties (other than Contractor, its subcontractors, and their respective employees, representatives and agents) and other events or accidents outside the reasonable control of Contractor, its subcontractors, and their respective employees, representatives and agents and not arising under normal operating conditions.

6.	ASSIGNMENT OF MANUFACTURERS' WARRANTIES. Contractor hereby assigns to Owner all manufacturers' warranties as to the System's solar panels and inverter.
7.	The Contractor shall meet or exceed all local, State or utility specific requirements including, but not limited to those under the California Solar initiative Program. These include the following per section 2.4 - All systems must have a minimum 10-year warranty provided in combination by the manufacturer and installer to protect the purchaser against defective workmanship, system or component breakdown, or degradation in electrical output of more than fifteen percent from their originally rated electrical output during the ten-year period. The warranty must cover the solar generating system only, including PV modules (panels) and inverters, solar collectors, tracking mechanisms, associated with the solar system and provide for no-cost repair or replacement of the system or system components, including any associated labor during the warranty period.

December 31,2008